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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

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                                                    TEST FILING

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): April 21, 2003

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                              (Exact name of registrant as specified in its charter)

                   Florida                          0-23161                       59-3420305
        (State or other jurisdiction              (Commission                    (IRS Employer
               of incorporation)                  File Number)                Identification No.)

            4902 W. Waters Avenue
               Tampa, Florida                                                         33634
 (Address of principal executive offices)                                           (Zip Code)

                        Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

         Attached is the Press Release disseminated by the Company on April 21, 2003.

Item 7.  Exhibits

Exhibit

  99.3   Press Release dated April 21, 2003.

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                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    April 22, 2003                     By:      /s/ N. Larry McPherson
                                                     N. Larry McPherson
                                                     Executive Vice President and
                                                     Chief Financial Officer